                                                                   EXHIBIT 10.17

                                                                  EXECUTION COPY


*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

                       CRUDE OIL JOINT MARKETING AGREEMENT

         This Crude Oil Joint Marketing Agreement (herein the "Agreement") is dated November 20, 2003 (herein the "Execution Date") by and between LINK ENERGY LIMITED PARTNERSHIP (herein "Link"), a Delaware limited partnership whose address is P.O. Box 4666, Houston, Texas 77210-4666 and CHEVRONTEXACO GLOBAL TRADING (herein "ChevronTexaco"), a division of Chevron U.S.A. Inc., a Pennsylvania corporation, whose address is 1111 Bagby, Suite 3200, Houston, Texas 77002.

         DEFINITIONS:

         "Acquisition Cost" shall be deemed to be $*** for West Texas Intermediate ("WTI") (sweet crude oil) and $*** for West Texas Sour ("WTS") (sour crude oil), adjusted for transportation to ***.

         "Additional Business" shall mean contracts in the Geographic Area covering Equity Crude Oil and/or crude oil produced from new leases operated by third parties and made subject to this Agreement.

         "Base Business" shall mean the crude oil marketing activity conducted by Link in the Geographic Area, which will be handled by ChevronTexaco after the Effective Date, as further described in Exhibit "H" and Exhibit "I", Section 1, each attached hereto.

         "*** Acquisition Cost" shall mean the price at which ChevronTexaco pays for line fill when, and if, ChevronTexaco becomes the shipper on the *** pipeline segment, in accordance with Section 5 c of this Agreement.

         "Effective Date" shall mean January 1, 2004.

         "Equity Crude Oil" shall mean crude oil produced from leases operated or controlled by ChevronTexaco, or an affiliate of ChevronTexaco, in the Geographic Area.

         "Excluded Contracts" shall mean contracts entered into by Link or Link and ChevronTexaco, described in Section 2.e (i through iv), which are not covered by this Agreement, by agreement of the parties.

         "Execution Date" shall mean November 20, 2003 and shall be the date on which the parties are bound to this Agreement.

         "Geographic Area" shall mean certain counties in West Texas and eastern New Mexico, as set forth on Exhibit "A" attached hereto.

          "Net Margin" shall mean revenues less operating expenses, less crude oil acquisition costs, and excluding overhead and taxes.

         "Tariff" shall mean the tariff charged to a shipper to move crude oil through a pipeline, excluding pipeline loss allowance or gravity adjustments.

         REPRESENTATIONS AND WARRANTIES: Each party represents and warrants to the other party that on and as of the Effective Date hereof:

         a. It is duly formed and validly existing and in good standing under the laws of its state or jurisdiction of formation, with power and authority to carry on the business in which it is engaged and to perform its respective obligations under this Agreement;

         b. The execution and delivery of this Agreement has been duly authorized and approved by all requisite corporate, limited liability company, partnership, or similar action;

         c. It has all the requisite corporate, limited liability company, partnership, or similar power and authority to enter into this Agreement and perform its obligations hereunder;

         d. The execution and delivery of this Agreement does not, and consummation of the transactions contemplated herein will not, violate any of the provisions of organizational documents, any agreement pursuant to which it or its property is bound or, to its knowledge, any applicable Laws; and

         e. This Agreement is valid, binding and enforceable against it in accordance with its terms, subject to bankruptcy, moratorium, insolvency, and other laws generally affecting creditors' rights and general principles of equity (whether applied in a proceeding in court of law or equity).

1.       OVERVIEW

         a. Link intends to enter into a crude oil marketing arrangement with ChevronTexaco in certain counties in West Texas and eastern New Mexico as listed on Exhibit "A" attached hereto (the "Geographic Area"). Pursuant to this Agreement, ChevronTexaco intends to either accept from Link an assignment of certain of Link's crude oil purchase, sale, and buy/sell contracts in the Geographic Area listed on Exhibit "B-1" attached hereto (hereinafter the "Link Crude Oil Contracts") or the parties will endeavor to have the Link Crude Oil Contracts re-executed directly with the counterparties and ChevronTexaco. The Link Crude Oil Contracts are identified on Exhibit "B-1" attached hereto and affect crude oil produced by third parties from certain counties in the Geographic Area. Any such Assignment shall be effective on January 1, 2004 (herein the "Effective Date"), and shall be made pursuant to the form set forth in Exhibit "B-2" attached hereto.

         b. Within the Geographic Area, Link will continue to perform certain business activities including the transportation of the crude oil on Link's proprietary pipeline system pursuant to the Proprietary Pipeline Capacity Lease Agreement attached hereto as Exhibit "C", transportation of the crude oil by Link by truck pursuant to the Trucking Contract attached hereto as Exhibit "D", buy/sell arrangements as set forth in Exhibit "E", and certain associated services set forth in the agreement in Exhibit "F".

         c. Certain Link Energy LLC employees will be interviewed for possible employment by ChevronTexaco. The list of employees available for interview and any employment transition is set forth in the Affected Employees Agreement attached hereto as Exhibit "G." Link employees hired by ChevronTexaco pursuant to this Agreement shall become ChevronTexaco employees as of December 1, 2003.

         d. ChevronTexaco agrees to purchase Link's line fill inventory as of the Effective Date, in accordance with the Linefill Purchase Procedures set forth in Section 9 below.

2.       INTENT

         a. Crude oil marketing activity conducted by Link in the Geographic Area prior to the Effective Date is referred to as Link's Base Business (herein the "Base Business"). The scope of the Base Business includes Link's purchases and sales of crude oil and the use of proprietary pipelines and trucks within the Geographic Area.

         b. After the Effective Date, within the Geographic Area, ChevronTexaco will be purchasing crude oil at the lease, trading crude oil purchased at the lease, scheduling, and accounting with respect to the Base Business formerly conducted by Link. All decisions regarding such functions will be performed by ChevronTexaco solely based on ChevronTexaco's independent business judgment.

         c. On and after the Effective Date, the parties anticipate that ChevronTexaco will renew, extend or enter into new crude oil purchase, sale and buy/sell contracts affecting the same oil and gas leases as the original Link Crude Oil Contracts. For the purposes of this Agreement, any renewals, extensions and new crude oil purchase, sale and buy/sell contracts covering leases which were part of the Base Business and subject to this Agreement shall be deemed to be a part of the Base Business. Any other business between Link and ChevronTexaco not deemed to be part of the Base Business prior to the Effective Date shall not be included in the Base Business, except as specifically agreed to between the parties.

         d. Likewise on and after the Effective Date, ChevronTexaco anticipates securing additional volumes of crude oil as Additional Business, as defined herein.

         e. As of the Effective Date and for the term of this Agreement, Link will no longer purchase lease crude oil or be the shipper of record for crude oil produced within the Geographic Area, provided that this restriction shall not apply to: (i) ***; (ii) ***; (iii) ***; or (iv) any other arrangement agreed to be exempted from this restriction by agreement of Link and ChevronTexaco, with the parties not unreasonably willing to consider exceptions. The exceptions set forth in (i) through (iv) herein shall be referred to as the "Excluded Contracts". Accordingly, ChevronTexaco will assume the role of named shipper for all such volumes of crude oil previously shipped by Link, except for the Excluded Contracts on and after the Effective Date.

         f. Link and ChevronTexaco may consider opportunities to expand this Joint Marketing Agreement concept into other regions in which Link currently engages in crude oil marketing and transportation. Neither party is under any obligation whatsoever to expand outside the Geographic Area and any such arrangements will be covered by a separate written agreement between the parties.

         g. ChevronTexaco will review all transportation arrangements for Equity Crude Oil, pursuant to Section 5.b.

3.       TERM, RE-OPENERS AND TERMINATION RIGHTS:

         a. This Agreement will be binding on both parties as of the Execution Date and take effect on the Effective Date and remain in effect for ten (10) years, subject to the re-opener provisions and termination rights detailed below and continue from year to year thereafter. All agreements executed pursuant to Exhibits C, D and F attached hereto, will have terms contemporaneous with the term of this Agreement. All other agreements executed pursuant to this Agreement shall have the terms set forth in each agreement, not to exceed the term of this Agreement.

         b. Either party may give notice to terminate this Agreement without cause at any time after nine years from the Effective Date, provided that the party desiring to terminate this Agreement shall provide at least *** days prior written notice to the other party.

         c. Neither Party can exercise the re-opener provisions set forth in Section 3 e (i) or (ii) before ***.

         d. Once a re-opener option is exercised by written notice, as set forth in Section 3.e below, the parties will have *** days from the date of such notice to mutually agree upon revised economic terms for the transactions contemplated herein. Such revised terms may include a cash settlement from one party to the other. If, during the *** period (the "Re-Opener Period"), mutual agreement has not been reached, the party exercising the re-opener option shall have the right to terminate this Agreement by giving written notice of termination (the "Termination Notice") to the other party within the *** period immediately following the Re-Opener Period. In such event, this Agreement shall terminate *** after the date of the Termination Notice to the other party, subject to any other terms of this Agreement. Any such termination of this

Agreement shall not relieve either party of any obligations incurred or accrued prior to such termination.

         e. Subject to the restrictions in Section 3.c, either party shall have the right to exercise a re-opener option, from time to time by written notice to the other party, provided that a party desiring to exercise a re-opener option must give written notice of the exercise of such option to the other party within *** days after the occurrence of any one of the following events:

                  (i) *** paid by Link and ChevronTexaco to Link Energy Pipeline Limited Partnership on volumes shipped on Link Energy Pipeline Limited Partnership pipelines fall below an average of $*** per month over a rolling consecutive six (6) month period, using an average of 30.4 days in a month; or

                  (ii) ChevronTexaco's *** accruing from its crude oil marketing activities pursuant to this Agreement fall below an average of $*** per month for a rolling consecutive six (6) month period, using an average of
                           30.4 days in a month. The ChevronTexaco *** shall be the total of the following:

                           - the *** from the Lease Economic Model set forth in Exhibit "H" on the Base Business;

                           - the *** from the Lease Economic Model set forth in Exhibit "H" on the Additional Business;

                           - the *** to ChevronTexaco's transportation rates and marketing differentials on the Equity Crude Oil currently shipped on Link or

                                    Link affiliated transportation systems or moved from other third party pipelines or transportation systems to Link or Link affiliated transportation systems as calculated per the methodology in the Equity Crude Economics Model set forth in Exhibit "I";

                           - the *** on the WTI/WTS Buy/Sell agreements entered into between the parties pursuant to this Agreement, substantially in the form set out in Exhibit "E-1"; and

                           - ChevronTexaco's total *** on inventory on any storage plays plus ChevronTexaco's *** on the Storage Buy/Sell Agreement, substantially in the form set forth on Exhibit "E-2"; or

                  (iii) Link and/or its affiliates divest all or substantially all of Link's or Link's affiliated transportation assets within the Geographic Area; or

                  (iv) Link (a) seeks the protection of the bankruptcy laws or has a receiver appointed to manage its assets and
                           (b) is no longer able to perform its obligations under this Agreement.

         f. Any termination of this Agreement shall likewise terminate all agreements executed pursuant to this Agreement.

4.       TERMINATION PAYMENTS

         a. If this Agreement is terminated prior to January 1, 2006 pursuant to Section 3.e (iii) or (iv), Link shall pay ChevronTexaco within thirty (30) days after such termination date, a fee of $1,000,000 as reimbursement for ChevronTexaco's expenses associated with terminating this Agreement.

         b. In the event Link intends to sell all or substantially of its assets within the Geographic Area during the term of this Agreement, then ***.

         c. If ChevronTexaco determines that it will no longer be in the crude oil marketing business in the Geographic Area, Link shall have the option to have the contracts pertaining to the Base Business or Additional Business assigned to Link.

         d.       If this Agreement is terminated pursuant to a re-opener in
Section 3.e, Link will re-purchase at the Acquisition Cost the then remaining volume of the original linefill volume sold by Link to ChevronTexaco, determined by the following schedule:

   YEAR OF AGREEMENT CALCULATED
FROM JANUARY 1, 2004 IN WHICH     PERCENTAGE OF INVENTORY REPURCHASED BY
       TERMINATION OCCURS                          LINK
------------------------------------------------------------------------
               1                                   ***
------------------------------------------------------------------------
               2                                   ***
------------------------------------------------------------------------
               3                                   ***
------------------------------------------------------------------------
               4                                   ***
------------------------------------------------------------------------
               5                                   ***
------------------------------------------------------------------------

5.       CHEVRONTEXACO EQUITY PRODUCTION AND BUY/SELL AGREEMENTS

         a. Equity Production. On the Effective Date, Link will enter into a buy/sell agreement with ChevronTexaco with a *** term, using the form set out in Exhibit "E-3". If ChevronTexaco can obtain an ***, ChevronTexaco and Link will mutually agree to *** with *** becoming the named shipper on the ***. If the ***, Link will have the option, upon *** written notice, to enter into a buy/sell agreement for the remainder of the *** term, using the form set out in Exhibit "E-3".

         b. Shipping. ChevronTexaco will use all commercially reasonable efforts to ship or cause to be shipped its Equity Crude Oil on Link's or Link's affiliated transportation assets and systems in the Geographic Area, provided that Link or Link's affiliate can provide such transportation at rates ***. ChevronTexaco shall have the right to review all contracts subject to such market rates at any time throughout the term of the Agreement.

         c. Third Party Base Business Transportation. Within *** days following the Effective Date, ChevronTexaco will have the option, upon giving *** days written notice, to enter into transportation buy/sell agreements with Link, using the form set out in Exhibit "E-4". During the term of this Agreement, *** for ChevronTexaco, including ***, is published by Link or its affiliates, ChevronTexaco and Link will mutually agree to ***, with *** becoming the named shipper. During the term of this Agreement, ***, ChevronTexaco will have the option, upon giving *** written notice, to enter into a buy/sell agreement with Link using the form set out in Exhibit "E-4", at economic terms consistent with Exhibit "H", adjusted annually pursuant to economic indicators agreed to by the parties. If this Agreement is terminated pursuant to the re-openers in Section 3 e while ChevronTexaco owns line fill in the *** pipeline segment, Link shall purchase such line fill from ChevronTexaco at the *** Acquisition Cost, prorated with Link paying ChevronTexaco the percentage of the *** Acquisition Cost using the chart below. Year 1 shall be the first year during this Agreement that ChevronTexaco purchases line fill in the *** pipeline segment.

Year 1                   ***
------------------------------------------
Year 2                   ***
------------------------------------------
Year 3                   ***
------------------------------------------
Year 4                   ***
------------------------------------------
Year 5                   ***
------------------------------------------

         d. Other Buy/Sell Agreements. Throughout the term of the Agreement, the Parties may enter into other buy/sell arrangements as mutually agreed.

         e. Pipeline Connections. If economically feasible for Link, Link shall pay any and all actual costs of connections to pipelines for shipping crude oil, or to any pipeline or transportation system designated by Link.

6.       LEASE ECONOMICS MODEL

         a.       The Lease Economics Model in Exhibit "H" and Exhibit "I",
Section 1, calculates the approximate net margin for the Base Business of $***. Link represents to ChevronTexaco that, to the best of its knowledge, the numbers used to calculate the Lease Economics Model are true and correct through September 2003.

         b. During the first *** of this Agreement following the Effective Date, and if Link receives written notice from ChevronTexaco that such average monthly Net Margin has dropped below $*** per month for a rolling consecutive *** month period, Link shall adjust the fees charged to ChevronTexaco hereunder and/or make a performance payment to ChevronTexaco so that the overall ChevronTexaco monthly net margin is approximately $***, as calculated pursuant to the Lease Economics Model in Exhibit "H" and Exhibit "I", Section 1. Each economic adjustment shall only include the *** months in the notice period and shall not duplicate months. The total possible adjustments and performance payments by Link to ChevronTexaco under this Agreement shall only apply for the first *** (12) months of this Agreement, beginning on the Effective Date, and shall not exceed $***.

         c. On and after the Effective Date, ChevronTexaco commits to purchase crude oil from the leases associated with the Link Crude Oil Contracts listed on Exhibit "B-1," using Link or Link affiliated pipelines and in accordance with the historical operations of Link, so long as *** remain unchanged. ***, Link shall have the ability to enter into transportation buy/sell agreements with ChevronTexaco before ChevronTexaco ***.

7.       TRANSPORTATION SYSTEMS - LEASE AND TRUCKING AGREEMENTS

         a. On and after the Effective Date, Link will lease to ChevronTexaco the total available capacity in its proprietary pipeline system in the Geographic Area, which is not less than ***% of the total capacity in its proprietary pipeline systems in the Geographic Area, pursuant to the Proprietary Pipeline Capacity Lease Agreement set out in Exhibit "C."

         b. On and after the Effective Date, Link will transport or cause to be transported crude oil for ChevronTexaco pursuant to the Trucking Contract set forth in Exhibit "D" attached hereto.

8.       EXISTING CRUDE OIL PURCHASE, SALE AND BUY/SELL CONTRACTS

         a. For any Link Crude Oil Contracts listed in Exhibit "B-1" that are assigned from Link to ChevronTexaco on or after the Effective Date, any and all obligations incurred and revenues accrued up to the Effective Date shall be attributable to Link. This shall include all buy/sell imbalances. ChevronTexaco shall be responsible for obligations arising under and revenues attributable to the Link Crude Oil Contracts on and after the Effective Date and shall begin on the Effective Date with zero imbalances.

9.       INVENTORY (LINEFILL) PURCHASE

         On the Effective Date, ChevronTexaco will purchase from Link the amount of inventory (line fill) that is reflected on Link's pipeline statements as of the Effective Date for the contracts covered by the Base Business, except for those pipeline segments on which Link and ChevronTexaco mutually agree to enter into transportation buy/sell contracts. On these segments, Link will continue to own the line fill inventory. The price for the inventory shall be the Acquisition Cost times the number of barrels set forth on Link's pipeline statements relevant to this Agreement as of December 31, 2003, estimated to be approximately *** barrels, with a variance not to exceed ***%.

10.      BACK OFFICE - DIVISION ORDER AND IT SERVICES

         Link agrees to provide division order and certain information technology services to ChevronTexaco pursuant to the Division Order and Information Technology Services Agreement attached hereto as Exhibit "F".

11.      EMPLOYEE MATTERS

         In connection with this Agreement, ChevronTexaco will interview and may hire certain Link Energy LLC employees in accordance with the Affected Employees Agreement described in Exhibit "G-1" attached hereto. Any transition services involving Link Energy LLC employees shall be covered in accordance with the Transition Services Agreement described in Exhibit "G-2" attached hereto.

12.      NOTICES

         Any notice required hereunder shall be in writing and deemed to have been properly served if delivered personally, or if sent by courier, or by telex or telefax to Link or ChevronTexaco at the following address:

         Link:            Link Energy Limited Partnership
                          P.O. Box 4666
                          Houston, Texas 77210-4666
                          Attention: Vice President and General Counsel
                          Fax: 713-993-5813

         ChevronTexaco:   ChevronTexaco Global Trading
                          A Division of Chevron U.S.A. Inc.
                          1111 Bagby Street, Suite 3200
                          Houston, Texas  77002
                          Attention:  Lease Trading Team Leader
                          Fax: 713-752-7770

13.      INDEMNITY

         Each party in this Agreement shall indemnify, defend and hold the other harmless from claims, demands, expenses (including penalties, interest and reasonable attorney's fees) and causes of action asserted against the other by any other person (including without limitation employees of either party or any federal, state, local governmental authority) for personal injury or death, or for the loss or damage to property, resulting from the willful or negligent acts or omissions of the indemnifying party or from the indemnifying party's failure to comply with federal, state, or local laws or regulations relevant or applicable to the services and obligations pursuant to this Agreement. Where personal injury, death, loss of, or damage to property is the result of the joint negligence or misconduct of the parties hereto, the parties expressly agree to indemnify each other in proportion to their respective share of such joint negligence or misconduct.

14.      DEFAULT

         An event of default shall have occurred if either party fails to perform any obligation herein. The non-defaulting party shall give written notice of default to the other party, and, should the default not be cured within ten days after receipt of such notice, the non-defaulting party may, at its option, and without further notice, declare this Agreement terminated. Any such termination shall not diminish any other legal or equitable right that the non-defaulting party may have against the defaulting party for such breach. The parties agree that should events occur which would cause a party to request re-openers or termination under Section 3 herein, such events would not be considered events of default.

         Except for circumstances as set forth in Section 3 e.iv, where such termination would cause Link to make a termination payment, an event of default shall have occurred if a party files a petition or otherwise commences or authorizes the commencement of a proceeding or case under any bankruptcy, insolvency, reorganization, or similar law for the protection of creditors, or have any such petition filed or proceeding or case commenced against it and it is not successful in having such petition, proceeding, or case dismissed within 60 days, or have a liquidator, administrator, receiver or trustee appointed with respect to it or any substantial portion of its property or assets. However, it shall not constitute an event of default if a party to this Agreement: (a) seeks the protection under the bankruptcy laws or has a receiver appointed to manage its assets and (b) such party is nonetheless still able to perform its obligations under this Agreement.

15.      FORCE MAJEURE

         In the event either party is rendered unable, wholly or in part, to perform its obligations under this Agreement (other than to make payments due hereunder) due to acts of God, floods, fires, explosions or storm; loss of transportation beyond the party's control; strikes, lockouts or other industrial disturbances; wars or any law, rule, order or action of any court or instrumentality of the Federal or any state government; exhaustion, reduction or unavailability of crude oil at the source of supply from which deliveries can reasonably be made hereunder, or any other cause or causes beyond its control whether similar or dissimilar to those stated above, it is agreed that on such party's giving notice and full particulars of such force majeure to the other party, then the obligations of the party giving such notice shall be suspended from the date of receipt of such notice and for the continuance of any inability so caused (but for no longer than 30 days after the date of receipt of such notice), and cause shall, so far as possible, be remedied with all reasonable dispatch. The parties expressly agree that the sole purpose of the Force Majeure provision is to excuse the performance of either party during a force majeure event.

16.      GOVERNING LAW

         This Agreement shall be governed by and interpreted in accordance with the Laws of Texas without reference to conflicts of law rules.

17.      CONFLICTS OF INTEREST

         Except as otherwise expressly, provided herein, no director, employee or agent of either party, its subcontractors or vendors, shall give or receive from any director, employee or agent of the other party or any affiliate, any commission, fee, rebate, gift or entertainment of significant cost or value in connection with this Agreement. In addition, no director, employee, or agent of either party, its subcontractors or vendors, shall enter into any business arrangement with any director, employee, or agent of the other party or any affiliate who is not acting as a representative of such party or its affiliate without prior written notification thereof. Any representative(s) authorized by either party may audit the applicable records of the last three years of the other party for the sole purpose of determining whether there has been compliance with this paragraph.

18.      CONFIDENTIALITY:

         a. Each party acknowledges that, in connection with its performance of the services under this Agreement, it may gain access to confidential material and information that is proprietary to the other party ("Confidential Information"). Unless otherwise required by law, the Securities and Exchange Commission or New York Stock Exchange or other exchange rules, each party agrees: a) to hold such material and information in strict confidence and not make use thereof other than for the performance under this Agreement; b) to reveal such material and information only to those employees requiring such information in connection with the performance of the services under this Agreement only after such employees have been advised of and agree to be bound by the confidentiality provision of this Agreement; and c) not to reveal such material and information to any third person, except as necessary in connection with the performance or evaluation of any services rendered under this Agreement, and then only to the extent that such persons agree to be bound by the confidentiality obligations set forth in this Agreement. Additionally, the confidentiality provisions contained herein shall survive for three (3) years following the termination of this Agreement.

         b. The confidentiality provisions herein shall be inoperative as to such portions of the Confidential Information which: (a) is or becomes generally available to the public other than as a result of a disclosure by either party or either party's representatives; (b) becomes available to a party on a non-confidential basis from a source other than the other party to this Agreement or its representatives, provided that such source is not bound by a confidentiality agreement with the other party or its representatives or otherwise prohibited from transmitting the information to the party by a contractual, legal or fiduciary obligation; or (c) were known to a party on a non-confidential basis prior to their disclosure to the other party or its representatives.

         c. If either party retains any landmen, surveyors, attorneys, or other consultants (collectively, "Consultants"), the retaining party will ensure that such Consultants agree in writing to all of the confidentiality and records retention provisions set forth herein.

         d. In the event that either party who transmits the Confidential Information pursuant to this Agreement becomes legally compelled (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any of the information, that party will provide the other party with prompt written notice so that the other party may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. In the event that such protective order or other remedy is not obtained, or that the other party waives compliance with the provisions of this Agreement, the party or its representatives will furnish only that portion of the Confidential Information that is legally required and will exercise its reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the Confidential Information.

19.      AUDITS AND COOPERATION

         Each party and its duly authorized representatives shall have reasonable access to the accounting records and other documents maintained by the other party which relate to materials being sold or delivered to the other party under this Agreement and shall have the right to audit such records at any reasonable time or times within two years after each anniversary date of the Agreement, at the auditing party's sole cost and expense.

         Specifically, ChevronTexaco shall provide the actual Lease Economics Model, described in Exhibit H, for each month of the Agreement, in a format to be agreed between the Parties. Additionally, Link shall provide a list of the *** by Link. Either party shall have the right to audit all information supporting the Lease Economics Model, as well as any requests for reopeners or claims for performance payments, within *** of (i) each monthly Lease Economics Model; or (ii) each ***; or (iii) each request for re-openers or a claim for performance payment.

         Additionally, each party agrees to reasonably cooperate and provide information related to this Agreement as may be needed by the other party for disclosures to the Securities and Exchange Commission or any other required governmental reporting.

20.      ENTIRE AGREEMENT

         The making, execution and delivery of this Agreement by the parties hereto have not been induced by any representation, statements, warranties or agreements other than those expressed in this Agreement. This Agreement, and the Exhibits hereto, constitute a single agreement and embody the entire understanding of the parties with respect to the subject matter hereof and there are no further or other agreements or understandings, written or oral, except as set forth in the Agreement and Exhibits hereto. Any and all previous agreements between the parties covering the subject matter hereof are expressly rescinded and canceled and are superseded by this Agreement. In the event of a conflict between the terms of this Agreement and the terms of any agreements set forth in the Exhibits attached hereto, the terms of this Agreement shall apply. As for any terms specific to the agreements set forth in the Exhibits attached hereto, the terms of the agreement set forth in the Exhibit shall apply as to the matters set forth in such agreements.

21.      BINDING EFFECT

         This Agreement shall be binding on the Parties and their respective permitted successors and assigns.

22.      SEVERABILITY

         If any provision of this Agreement is held invalid by a court of competent jurisdiction, it shall be considered deleted from this Agreement, but such invalidity shall not affect the other provisions that can be given effect in the absence of the invalid provisions.

23.      HEADINGS

         Headings or titles to sections or paragraphs of this Agreement are solely for the convenience of the parties and shall have no effect whatsoever on the interpretation of the provisions of this Agreement.

24.      DISPUTE RESOLUTION

         In the event of any dispute, claim, questions, or disagreement arising, out of or related to this Agreement or the breach thereof, the parties shall use their best efforts to settle such disputes, claims, questions, or disagreement. To this effect, they shall consult and negotiate with each other in good faith and, recognizing their mutual interests, attempt to reach a just and equitable solution satisfactory to both parties. If after a period of sixty (60) days, then upon notice by either Party to the other, disputes, claims, questions, or differences shall be finally settled by binding arbitration administered by the American Arbitration Association (or another arbitration service jointly agreed upon) in accordance with the provisions of its applicable rules.

         Each party agrees that no award or decision resulting there from shall include punitive damages. The losing party shall promptly pay the prevailing party all costs and reasonable attorneys' fees incurred by the prevailing party in such action. The parties agree, however, that any events triggering re-openers, termination or claims for performance payments, as set forth in this Agreement, shall not trigger dispute resolution unless there is a bona fide dispute as to the economic criteria triggering such an event.

25.      AMENDMENTS

         No amendment or modification of this Agreement shall be binding or valid unless expressed in writing and executed by both Parties hereto.

26.      MODIFICATION WAIVER

         This Agreement may be modified or rescinded only by a written agreement signed by both parties. No waiver by either party of any breach of any of the covenants or conditions herein contained to be performed by the other party shall be construed as a waiver of any succeeding breach of the same or any other covenant or condition.

27.      ASSIGNMENT

         This Agreement shall be binding on and inure to the benefit of the successors and assigns of the parties hereto; provided that the Agreement is not assignable or transferable by either party directly or indirectly without the prior written consent of the other party.

28.      COUNTERPARTS

         This Agreement may be executed in counterparts, any of which shall constitute an original and be fully binding on the party who executes same, all of which shall constitute a single agreement.

                            INCORPORATION OF EXHIBITS

The following Exhibits are incorporated into this Agreement and made a part of this Agreement for all purposes:

EXHIBIT "A"         Geographic Area
EXHIBIT "B"         B-1    Link Crude Oil Contracts
                    B-2    Form of Assignment of Contracts
EXHIBIT "C"         Proprietary Pipeline Capacity Lease Agreement
EXHIBIT "D"         Trucking Contract
EXHIBIT "E"         Buy/Sell Agreements
                    E-1    WTS/WTI Buy/Sell
                    E-2    Storage Buy/Sell
                    E-3    Equity Production Buy/Sell
                    E-4    Third Party Base Business Transportation Buy/Sell
EXHIBIT "F"         Division Order and IT Services Agreement
EXHIBIT "G"         G-1    Affected Employees Agreement
                    G-2    Transition Services Agreement
EXHIBIT "H"         Lease Economics Model
EXHIBIT "I"         Equity Crude Oil Economics Model

         IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Execution Date, and the Agreement shall be effective as of the Effective Date.

LINK ENERGY LIMITED PARTNERSHIP     CHEVRONTEXACO GLOBAL TRADING

BY: LINK ENERGY LLC, ITS DULY
    AUTHORIZED AGENT

By:  ____________________________   By:  ____________________________
Name: ___________________________   Name: ___________________________
Title: __________________________   Title: __________________________
Date:  __________________________   Date: ___________________________

                                    EXHIBIT A

                                 Geographic Area

                                   EXHIBIT B-1

                            Link Crude Oil Contracts

                                   EXHIBIT B-2

                         Form of Assignment of Contracts

                                    EXHIBIT C

                  Proprietary Pipeline Capacity Lease Agreement

                                    EXHIBIT D

                                Trucking Contract

                                   EXHIBIT E-1

                                WTS/WTI Buy/Sell

EXHIBIT E-1:  WTS/WTI BUY/SELL AGREEMENT

The following constitutes the agreement between ChevronTexaco Global Trading, a division of Chevron U.S.A. Inc., herein called CHEVRONTEXACO and Link Energy Limited Partnership, herein called Link, whereby ChevronTexaco agrees to sell and purchase, and Link agrees to purchase and sell crude oil and/or condensate as described below (herein sometimes called "oil") upon the following terms and conditions:

                    SECTION A - CHEVRONTEXACO'S SALE TO LINK

QUANTITY AND KIND: A volume of West Texas Sour Type Crude Oil (WTS), approximately equal to *** bpd. The preliminary volume will be requested by Link and communicated to CHEVRONTEXACO by the 26th of the month *** months prior to the month of delivery. Link and CHEVRONTEXACO will mutually agree to adjust Link's volume request, if necessary, such that crude oil purchased by CHEVRONTEXACO under this Agreement continues to meet the pipeline specifications and requirements of connecting carriers.

DELIVERY: CHEVRONTEXACO shall cause the oil to be delivered into Link's designated pipeline system at points designated in Buy/Sell Exhibit "A". Title to, possession of, and risk of loss of liquid hydrocarbons shall pass to the Buyer as the liquid hydrocarbons pass from equipment or facilities owned or controlled by the Seller or owned or controlled by a party designated to make delivery on behalf of the Seller, into equipment or facilities owned or controlled by the Buyer or owned or controlled by a party designated to take delivery on behalf of the Buyer.

PRICE: For all locations listed in Exhibit "A", except for the volumes purchased by ***, the price shall be equal to the *** for WTI crude, *** average for Platts WTS *** less Platts *** average for WTI ***, plus the *** average of *** (excludes weekends and holidays) for the month of delivery. For the volumes purchased by ***, the price shall be equal to the *** for WTI crude, *** times the *** average for Platts WTS *** less *** times the Platts *** average for WTI *** , plus the *** average of *** (excludes weekends and holidays) for the month of delivery.

                    SECTION B - LINK'S SALE TO CHEVRONTEXACO

QUANTITY AND KIND: A volume of West Texas Intermediate Type Crude Oil (WTI) equal to the volume sold by CHEVRONTEXACO to Link under this Agreement.

DELIVERY: Link shall cause the oil to be delivered into Buyer's designated pipeline system at points designated in Buy/Sell Exhibit "A". Title to, possession of, and risk of loss of liquid hydrocarbons shall pass to the Buyer as the liquid hydrocarbons pass from equipment or facilities owned or controlled by the Seller or owned or controlled by a party designated to make delivery on behalf of the Seller, into equipment or facilities owned or controlled by the Buyer or owned or controlled by a party designated to take delivery on behalf of the Buyer.

PRICE: For all locations listed in Exhibit "A", except for the volumes purchased by ***, the price shall be equal to the *** price for WTI crude, plus the *** average for Platts WTI *** less Platts *** average for WTI *** , *** average of *** (excludes weekends and holidays) for the month of delivery, less *** times the difference between the *** average for Platts WTI *** and the *** average for Platts WTS ***, less the appropriate location differentials listed in Exhibit "A". For the volumes purchased by ***, the price shall be equal to the *** price for WTI crude, plus the *** average for Platts WTI *** less Platts *** average for WTI ***, plus the *** average of *** (excludes weekends and holidays) for the month of delivery, less *** times the difference between the *** average for Platts WTI *** and the *** average for Platts WTS ***, less the appropriate location differentials listed in Exhibit "A".

                     SECTION C - OTHER OPERATIVE PROVISIONS

TERM

The term of the buy/sell agreement shall begin and run contemporaneously with the Effective Date of the Crude Oil Joint Marketing Agreement dated November 14, 2003 (the "Joint Marketing Agreement") entered into simultaneously with this Agreement.

IMBALANCE

The volumes sold and purchased by the parties under this contract are intended to be equal. If at the time of expiration the volume delivered under the purchase does not equal the volume delivered under the sale and said delivery imbalance is 1000 barrels or less, the volumes delivered shall be deemed equal. If the delivery imbalance is greater than 1000 barrels, the under receiving party may elect to purchase or the under delivering party may elect to sell the imbalance at the applicable contract price herein, to be delivered at the applicable contract location in the earliest mutually agreed to month. The option to purchase or sell must be exercised in writing and received by the other party no later than ninety (90) days following expiration of contract, otherwise, the right to purchase or sell shall expire.

PAYMENT

Payment shall be pursuant to a net out agreement between ChevronTexaco and Link and made by the owing party by wire transfer of immediately available federal funds on or before the twentieth (20) day of the calendar month following the calendar month of delivery. Payments that become due on a Saturday or a holiday shall be due on the preceding business day except when the holiday falls on a Monday. Payments that become due on a Sunday or a Monday holiday shall be due on the following business day.

Any wire payments should be submitted to the following address:

ChevronTexaco Global Trading
a division of Chevron U.S.A. Inc.
***
Chicago, Illinois  60607
Account No. ****

Buyer will instruct its carrier that receives the crude oil at the time of delivery to send copies (either electronically or otherwise) of the run tickets and/or statements reflecting receipt of the barrels covered by the agreement to Seller and do any further acts necessary to induce the carrier to forward such information to Seller in a timely manner. These documents should be sent to the following address:

ChevronTexaco Global Trading
Attention: North America Crude Accounting
P.O. Box 4526
Houston, TX 77210-4526

CREDIT TERMS

If Link's net overall financial exposure to ChevronTexaco for all transactions between the parties ***.

GENERAL PROVISIONS

Chevron Products Company, a division of Chevron USA, Inc. General Provisions for Crude Oil and Products - Exchanges and Purchase/Sales Agreements, revised May 1, 1996, attached herewith, are made a part of this contract with the following modification:

         - Financial Responsibility - In the second sentence amend "fifteen (15) days" to read "two (2) days".

Provided, however, that whenever the General Provisions are inconsistent with the particular terms and conditions set forth in the Joint Marketing Agreement, the latter shall govern.

ACCEPTED AND AGREED,

CHEVRONTEXACO GLOBAL TRADING,
A DIVISION OF CHEVRON U.S.A. INC.

By: ________________________________________

Date: ______________________________________

LINK ENERGY LIMITED PARTNERSHIP

By: ________________________________________

Date: ______________________________________

EXHIBIT "A" - E-1 WTS/WTI BUY/SELL AGREEMENT

CHEVRON TEXACO         CHEVRON TEXAS
 WTS DELIVERY           WTI PURCHASE                            LOCATION
   LOCATION               LOCATION          TITLE TRANSFER     DIFFERENTIAL     BPD
   --------               --------          --------------     ------------     ---
***

                                   EXHIBIT E-2

                                Storage Buy/Sell

EXHIBIT E-2:  STORAGE BUY/SELL AGREEMENT

The following constitutes the agreement between ChevronTexaco Global Trading, a division of Chevron U.S.A. Inc., herein called CHEVRONTEXACO and Link Energy Limited Partnership, herein called Link, whereby ChevronTexaco agrees to sell and purchase, and Link agrees to purchase and sell crude oil and/or condensate as described below (herein sometimes called "oil") upon the following terms and conditions:

                    SECTION A - CHEVRONTEXACO'S SALE TO LINK

QUANTITY AND KIND: A volume of West Texas Intermediate Crude Oil (WTI) and/or West Texas Sour Type Crude Oil (WTS), up to a total maximum volume of *** net bbls. The volume will be requested by ChevronTexaco and communicated to Link in writing. Link and ChevronTexaco will mutually agree to the exact volume, depending on maximum capacity that can be provided by Link at the time the request is made.

DELIVERY: ChevronTexaco shall cause the oil to be delivered into Buyer's designated pipeline system at various locations mutually agreed to by ChevronTexaco and Link. Title to, possession of, and risk of loss of liquid hydrocarbons shall pass to the Buyer as the liquid hydrocarbons pass from equipment or facilities owned or controlled by the Seller or owned or controlled by a party designated to make delivery on behalf of the Seller, into equipment or facilities owned or controlled by the Buyer or owned or controlled by a party designated to take delivery on behalf of the Buyer.

PRICE: For WTI the price is *** price for WTI crude deemed 40 degrees API for the month of delivery, *** average for Platts WTI *** less Platts *** average for WTI *** , plus the Trade Month average of *** (excludes weekends and holidays) for the month of delivery. (MONTH 1).

For WTS the price is *** price for WTI crude deemed 40 degrees API for the month of delivery, *** average for Platts WTS *** less Platts *** average for WTI ***, plus the *** average of *** (excludes weekends and holidays) for the month of delivery. (MONTH 1).

                    SECTION B - LINK'S SALE TO CHEVRONTEXACO

QUANTITY AND KIND: A volume of West Texas Intermediate Crude Oil (WTI) and/or West Texas Sour Type Crude Oil (WTS) equal to the volumes and qualities sold by CHEVRONTEXACO to Link under this contract.

DELIVERY: Link shall cause the oil to be delivered into Buyer's designated pipeline system ***. Title to, possession of, and risk of loss of liquid hydrocarbons shall pass to the Buyer as the liquid hydrocarbons pass from equipment or facilities owned or controlled by the Seller or owned or controlled by a party designated to make delivery on behalf of the Seller, into equipment or facilities owned or controlled by the Buyer or owned or controlled by a party designated to take delivery on behalf of the Buyer.

 PRICE: For WTI the price is *** price for WTI crude deemed 40 degrees API for the month of delivery, plus the *** average for Platts WTI *** less Platts *** average for WTI ***, plus the *** average of *** (excludes weekends and holidays) for the month of delivery. (MONTH 1). plus *** of the *** of ChevronTexaco, less a *** charge based on *** percent annual interest, plus *** of any Letter of Credit cost incurred by Link.

For WTS the price is *** price for WTI crude deemed 40 degrees API for the month of delivery, *** average for Platts WTS *** less Platts Trade Month average for WTI ***, plus the *** average of *** (excludes weekends and holidays) for the month of delivery. (MONTH 1). plus *** of the *** of ChevronTexaco, less a *** charge based on *** percent annual interest, plus *** of any Letter of Credit cost incurred by Link.

                     SECTION C - OTHER OPERATIVE PROVISIONS

TERM

The term of the buy/sell agreement shall begin and run contemporaneously with the Effective Date of the Crude Oil Joint Marketing Agreement dated November 14, 2003 (the "Joint Marketing Agreement") entered into simultaneously with this Agreement.

IMBALANCE

The volumes sold and purchased by the parties under this contract are intended to be equal. If at the time of expiration the volume delivered under the purchase does not equal the volume delivered under the sale and said delivery imbalance is 1000 barrels or less, the volumes delivered shall be deemed equal. If the delivery imbalance is greater than 1000 barrels, the under receiving party may elect to purchase or the under delivering party may elect to sell the imbalance at the applicable contract price herein, to be delivered at the applicable contract location in the earliest mutually agreed to month. The option to purchase or sell must be exercised in writing and received by the other party no later than ninety (90) days following expiration of contract, otherwise, the right to purchase or sell shall expire.

PAYMENT

Payment shall be pursuant to a master net out agreement between ChevronTexaco and Link and made by the owing party by wire transfer of immediately available federal funds on or before the twentieth (20) day of the calendar month following the MONTH OF LINK'S SALE TO CHEVRONTEXACO (MONTH 2). Payments that become due on a Saturday or a holiday shall be due on the preceding business day except when the holiday falls on a Monday. Payments that become due on a Sunday or a Monday holiday shall be due on the following business day.

Any wire payments should be submitted to the following address:

ChevronTexaco Global Trading
a division of Chevron U.S.A. Inc.
***
Chicago, Illinois  60607
Account No. ***

Buyer will instruct its carrier that receives the crude oil at the time of delivery to send copies (either electronically or otherwise) of the run tickets and/or statements reflecting receipt of the barrels covered by the agreement to Seller and do any further acts necessary to induce the carrier to forward such information to Seller in a timely manner. These documents should be sent to the following address:

ChevronTexaco Global Trading
Attention: North America Crude Accounting
P.O. Box 4526
Houston, TX 77210-4526

CREDIT TERMS:

If Link's net overall financial exposure to ChevronTexaco for all transactions between the parties ***.

GENERAL PROVISIONS:

Chevron Products Company, a division of Chevron USA, Inc. General Provisions for Crude Oil and Products - Exchanges and Purchase/Sales Agreements, revised May 1, 1996, attached herewith, are made a part of this contract with the following modification:

         - Financial Responsibility - In the second sentence amend "fifteen (15) days" to read "two (2) days".

Provided, however, that whenever the General Provisions are inconsistent with the particular terms and conditions set forth in the Supply Agreement, the latter shall govern.

ACCEPTED AND AGREED,

CHEVRONTEXACO GLOBAL TRADING,
A DIVISION OF CHEVRON U.S.A. INC.

By: _________________________________

Date: _______________________________

LINK ENERGY LIMITED PARTNERSHIP

By: _________________________________

Date: _______________________________

                                   EXHIBIT E-3

                           Equity Production Buy/Sell

EXHIBIT E-3:  EQUITY PRODUCTION BUY/SELL AGREEMENT

The following constitutes the agreement between ChevronTexaco Global Trading, a division of Chevron U.S.A. Inc., herein called CHEVRONTEXACO and Link Energy Limited Partnership, herein called Link, whereby ChevronTexaco agrees to sell and purchase, and Link agrees to purchase and sell crude oil and/or condensate as described below (herein sometimes called "oil") upon the following terms and conditions:

                    SECTION A - CHEVRONTEXACO'S SALE TO LINK

QUANTITY AND KIND: A volume of West Texas Sour Type Crude Oil (WTS) or West Texas Intermediate Type Crude Oil (WTI), as appropriate for the crude type delivered, approximately equal to the volumes listed in the attached Exhibit "A".

DELIVERY: CHEVRONTEXACO shall cause the oil to be delivered into Link's designated pipeline or trucking system at points designated in Buy/Sell Exhibit "A". Title to, possession of, and risk of loss of liquid hydrocarbons shall pass to the Buyer as the liquid hydrocarbons pass from equipment or facilities owned or controlled by the Seller or owned or controlled by a party designated to make delivery on behalf of the Seller, into equipment or facilities owned or controlled by the Buyer or owned or controlled by a party designated to take delivery on behalf of the Buyer.

PRICE: For WTI the price is *** price for WTI crude deemed 40 degrees API for the month of delivery, *** average for Platts WTI *** less Platts *** average for WTI ***, plus the *** average of *** (excludes weekends and holidays) for the month of delivery, less the appropriate location differential listed in Exhibit "A".

For WTS the price is *** price for WTI crude deemed 40 degrees API for the month of delivery, *** average for Platts WTS *** less Platts *** average for WTI ***, plus the *** average of *** (excludes weekends and holidays) for the month of delivery, less the appropriate location differential listed in Exhibit "A".

                    SECTION B - LINK'S SALE TO CHEVRONTEXACO

QUANTITY AND KIND: A volume and quality of crude oil equal to the volume and quality sold by CHEVRONTEXACO to Link under this Agreement.

DELIVERY: Link shall cause the oil to be delivered into Buyer's designated pipeline system at points designated in Buy/Sell Exhibit "A". Title to, possession of, and risk of loss of liquid hydrocarbons shall pass to the Buyer as the liquid hydrocarbons pass from equipment or facilities owned or controlled by the Seller or owned or controlled by a party designated to make delivery on behalf of the Seller, into equipment or facilities owned or controlled by the Buyer or owned or controlled by a party designated to take delivery on behalf of the Buyer.

PRICE: : For WTI the price is *** price for WTI crude deemed 40 degrees API for the month of delivery, *** average for Platts WTI *** less Platts *** average for WTI *** , plus the *** average of *** (excludes weekends and holidays) for the month of delivery.

For WTS the price is *** price for WTI crude deemed 40 degrees API for the month of delivery, *** average for Platts WTS *** less Platts *** average for WTI *** , plus the *** average of *** (excludes weekends and holidays) for the month of delivery.

                     SECTION C - OTHER OPERATIVE PROVISIONS

TERM

The term of the buy/sell agreement shall be one (1) year, beginning on the Effective Date of the Crude Oil Joint Marketing Agreement dated November 20, 2003 (the "Joint Marketing Agreement") entered into simultaneously with this Agreement.

IMBALANCE

The volumes sold and purchased by the parties under this contract are intended to be equal. If at the time of expiration the volume delivered under the purchase does not equal the volume delivered under the sale and said delivery imbalance is 1000 barrels or less, the volumes delivered shall be deemed equal. If the delivery imbalance is greater than 1000 barrels, the under receiving party may elect to purchase or the under delivering party may elect to sell the imbalance at the applicable contract price herein, to be delivered at the applicable contract location in the earliest mutually agreed to month. The option to purchase or sell must be exercised in writing and received by the other party no later than ninety (90) days following expiration of contract, otherwise, the right to purchase or sell shall expire.

PAYMENT

Payment shall be pursuant to a master net out agreement between ChevronTexaco and Link and made by the owing party by wire transfer of immediately available federal funds on or before the twentieth (20) day of the calendar month following the calendar month of delivery. Payments that become due on a Saturday or a holiday shall be due on the preceding business day except when the holiday falls on a Monday. Payments that become due on a Sunday or a Monday holiday shall be due on the following business day.

Any wire payments should be submitted to the following address:

ChevronTexaco Global Trading
a division of Chevron U.S.A. Inc.
***
Chicago, Illinois  60607
Account No. ***

Buyer will instruct its carrier that receives the crude oil at the time of delivery to send copies (either electronically or otherwise) of the run tickets and/or statements reflecting receipt of the barrels covered by the agreement to Seller and do any further acts necessary to induce the carrier to forward such information to Seller in a timely manner. These documents should be sent to the following address:

ChevronTexaco Global Trading
Attention: North America Crude Accounting
P.O. Box 4526
Houston, TX 77210-4526

CREDIT TERMS

If Link's net overall financial exposure to ChevronTexaco for all transactions between the parties ***

GENERAL PROVISIONS

Chevron Products Company, a division of Chevron USA, Inc. General Provisions for Crude Oil and Products - Exchanges and Purchase/Sales Agreements, revised May 1, 1996, attached herewith, are made a part of this contract with the following modification:

         - Financial Responsibility - In the second sentence amend "fifteen (15) days" to read "two (2) days".

Provided, however, that whenever the General Provisions are inconsistent with the particular terms and conditions set forth in the Joint Marketing Agreement, the latter shall govern.

ACCEPTED AND AGREED,

CHEVRONTEXACO GLOBAL TRADING,
A DIVISION OF CHEVRON U.S.A. INC.

By: ___________________________________

Date: _________________________________

LINK ENERGY LIMITED PARTNERSHIP
By: Link Energy LLC, its duly authorized agent

By: ___________________________________

Date: _________________________________

EXHIBIT "A" - E-3 EQUITY PRODUCTION BUY/SELL AGREEMENT

                                   EXHIBIT E-4

                Third Party Base Business Transportation Buy/Sell

EXHIBIT E-4:  THIRD PARTY BASE BUSINESS BUY/SELL AGREEMENT

The following constitutes the agreement between ChevronTexaco Global Trading, a division of Chevron U.S.A. Inc., herein called CHEVRONTEXACO and Link Energy Limited Partnership, herein called Link, whereby ChevronTexaco agrees to sell and purchase, and Link agrees to purchase and sell crude oil and/or condensate as described below (herein sometimes called "oil") upon the following terms and conditions:

                    SECTION A - CHEVRONTEXACO'S SALE TO LINK

QUANTITY AND KIND: A volume of West Texas Sour Type Crude Oil (WTS) or West Texas Intermediate Type Crude Oil (WTI), as appropriate for the crude type delivered, with volumes approximately equal to the volumes listed in the attached Exhibit "A".

DELIVERY: CHEVRONTEXACO shall cause the oil to be delivered into Link's designated pipeline system at points designated in Buy/Sell Exhibit "A". Title to, possession of, and risk of loss of liquid hydrocarbons shall pass to the Buyer as the liquid hydrocarbons pass from equipment or facilities owned or controlled by the Seller or owned or controlled by a party designated to make delivery on behalf of the Seller, into equipment or facilities owned or controlled by the Buyer or owned or controlled by a party designated to take delivery on behalf of the Buyer.

PRICE: For WTI the price is *** price for WTI crude deemed 40 degrees API for the month of delivery, *** average for Platts WTI *** less Platts *** average for WTI *** , plus the *** average of *** (excludes weekends and holidays) for the month of delivery, less the appropriate location differential listed in Exhibit "A".

For WTS the price is *** price for WTI crude deemed 40 degrees API for the month of delivery, plus the *** average for Platts WTS *** less Platts *** average for WTI ***, plus the *** average of *** (excludes weekends and holidays) for the month of delivery, less the appropriate location differential listed in Exhibit "A".

                    SECTION B - LINK'S SALE TO CHEVRONTEXACO

QUANTITY AND KIND: A volume and quality of crude oil equal to the volume and quality sold by CHEVRONTEXACO to Link under this Agreement.

DELIVERY: Link shall cause the oil to be delivered into Buyer's designated pipeline system at points designated in Buy/Sell Exhibit "A". Title to, possession of, and risk of loss of liquid hydrocarbons shall pass to the Buyer as the liquid hydrocarbons pass from equipment or facilities owned or controlled by the Seller or owned or controlled by a party designated to make delivery on behalf of the Seller, into equipment or facilities owned or controlled by the Buyer or owned or controlled by a party designated to take delivery on behalf of the Buyer.

PRICE: For WTI the price is *** price for WTI crude deemed 40 degrees API for the month of delivery, *** average for Platts WTI *** less Platts *** average for WTI *** , plus the *** average of *** (excludes weekends and holidays) for the month of delivery.

For WTS the price is *** price for WTI crude deemed 40 degrees API for the month of delivery, *** average for Platts WTS *** less Platts *** average for WTI *** , plus the *** average of *** (excludes weekends and holidays) for the month of delivery.

                     SECTION C - OTHER OPERATIVE PROVISIONS

TERM

The term of the buy/sell agreement shall begin and run contemporaneously with the Effective Date of the Crude Oil Joint Marketing Agreement dated November 20, 2003 (the "Joint Marketing Agreement") entered into simultaneously with this Agreement.

IMBALANCE

The volumes sold and purchased by the parties under this contract are intended to be equal. If at the time of expiration the volume delivered under the purchase does not equal the volume delivered under the sale and said delivery imbalance is 1000 barrels or less, the volumes delivered shall be deemed equal. If the delivery imbalance is greater than 1000 barrels, the under receiving party may elect to purchase or the under delivering party may elect to sell the imbalance at the applicable contract price herein, to be delivered at the applicable contract location in the earliest mutually agreed to month. The option to purchase or sell must be exercised in writing and received by the other party no later than ninety (90) days following expiration of contract, otherwise, the right to purchase or sell shall expire.

PAYMENT

Payment shall be pursuant to a master net out agreement between ChevronTexaco and Link and made by the owing party by wire transfer of immediately available federal funds on or before the twentieth (20) day of the calendar month following the calendar month of delivery. Payments that become due on a Saturday or a holiday shall be due on the preceding business day except when the holiday falls on a Monday. Payments that become due on a Sunday or a Monday holiday shall be due on the following business day.

Any wire payments should be submitted to the following address:

ChevronTexaco Global Trading
a division of Chevron U.S.A. Inc.
***
Chicago, Illinois  60607
Account No. ***

Buyer will instruct its carrier that receives the crude oil at the time of delivery to send copies (either electronically or otherwise) of the run tickets and/or statements reflecting receipt of the barrels covered by the agreement to Seller and do any further acts necessary to induce the carrier to forward such information to Seller in a timely manner. These documents should be sent to the following address:

ChevronTexaco Global Trading
Attention: North America Crude Accounting
P.O. Box 4526
Houston, TX 77210-4526

CREDIT TERMS

If Link's net overall financial exposure to ChevronTexaco for all transactions between the parties ***

GENERAL PROVISIONS

Chevron Products Company, a division of Chevron U.S.A., Inc. General Provisions for Crude Oil and Products - Exchanges and Purchase/Sales Agreements, revised May 1, 1996, attached herewith, are made a part of this contract with the following modification:

         - Financial Responsibility - In the second sentence amend "fifteen (15) days" to read "two (2) days".

Provided, however, that whenever the General Provisions are inconsistent with the particular terms and conditions set forth in the Joint Marketing Agreement, the latter shall govern.

ACCEPTED AND AGREED,

CHEVRONTEXACO GLOBAL TRADING,
A DIVISION OF CHEVRON U.S.A. INC.

By: ____________________________________

Date: __________________________________

LINK ENERGY LIMITED PARTNERSHIP
By:  Link Energy LLC, its duly
     authorized agent

By: ____________________________________

Date: __________________________________

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EXHIBIT "A" - E-4 THIRD PARTY BASE BUSINESS TRANSPORTATION BUY/SELL AGREEMENT

***

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                                    EXHIBIT F

                    Division Order and IT Services Agreement

                                   EXHIBIT G-1

                          Affected Employees Agreement

                                   EXHIBIT G-2

                          Transition Services Agreement

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                                    EXHIBIT H

                              Lease Economics Model

                               Entire Exhibit ***

                                    EXHIBIT I

                        Equity Crude Oil Economics Model

                               Entire Exhibit ***